EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANICAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yungeng Hu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report of The Hartcourt Companies, Inc. on Form 10-Q/A for the quarter ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of The Hartcourt Companies, Inc.

Date: April 24, 2007	By:	/s/ YUNGENG HU
Name: Yungeng Hu
Title: Chief Financial Officer & President